UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (Date of earliest event reported): July 15, 2019
MUELLER WATER PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road, Suite 1200
Atlanta, Georgia 30328
(Address of Principal Executive Offices)
(770) 206-4200
(Registrant's telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MWA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
On July 15, 2019, the board of directors (the “Board”) of Mueller Water Products, Inc. (the “Company”), upon recommendation by the Company’s Nominating and Corporate Governance Committee, elected Stephen C. Van Arsdell to serve as an independent director of the Company, effective immediately. Mr. Van Arsdell will also serve as a member of the Company’s Audit Committee.
There are no arrangements or understandings between Mr. Van Arsdell and any other persons pursuant to which Mr. Van Arsdell was appointed as a director of the Company. There are no transactions in which Mr. Van Arsdell has an interest requiring disclosure under Item 404(a) of Regulation S-K.
Mr. Van Arsdell will receive compensation for his service on the Board in accordance with the Company’s standard compensatory arrangement for non-employee directors, except that, in lieu of the annual equity grant, which will not be available to Mr. Van Arsdell because of the terms of the Company’s Second Amended and Restated 2006 Stock Incentive Plan, Mr. Van Arsdell will receive an initial equity award of restricted stock units valued at $45,000. A description of the Company’s non-employee director compensation program can be found in the Company’s proxy statement on Schedule 14A under the heading “Director Compensation”, which was filed with the Securities and Exchange Commission on December 13, 2018. Mr. Van Arsdell will also enter into the Company’s standard indemnification agreement with directors.
As a result of Mr. Van Arsdell’s election to the Board, the Board now consists of ten directors.
A copy of the Company’s press release announcing Mr. Van Arsdell’s appointment is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.
Exhibit 99.1	Press Release, dated July 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2019	MUELLER WATER PRODUCTS, INC.

	By:	/s/ J. Scott Hall
J. Scott Hall
President and Chief Executive Officer